Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26M

SEVENTEENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Seventeenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The effective date of this Amendment is the date last signed below (the “Effective Date”).

WHEREAS, Customer desires to have the “Frequency” (as identified in fee tables in Schedule F of the Agreement) of invoicing of the fees changed from an ****** to a ******* basis that will be applicable to such Products and Services identified herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.    CSG and Customer agree that the “Frequency,” as identified in fee tables in Schedule F of the Agreement, of invoicing for the following Products and Services identified in Schedule F of the Agreement will, as of the Effective Date herein (defined above), be changed from invoicing on an ****** basis to invoicing on a ******* basis:

Product/Service Description*
1.PDB Access - for capacity up to and including ********* ******* video and/or HSD Connected Subscribers
2.ACP Commercial Upgrade Service
a.Existing Capacity ****** Maintenance
b.Additional Capacity ****** Maintenance
3.SmartLink® BOS Performance Test Environment - Hardware, Software and Environment Maintenance and Support
4.Automated Third Party Verification (TPV) for Voice Services Interface - Maintenance and Processing
5.Mail Trace Mailer ID (MID)
6.Kiosk Software Support Services Fees (per ***** ****)

7.Vantage User Maintenance (per **** **/*******) - Includes *** ******* ******* (***) Vantage User IDs/Sessions at the rate of ******** (*/*) of the ****** Vantage User Maintenance for the Term of the Agreement (“Discounted Vantage User IDs/Sessions”)

8.Vantage - Modifications to the environment - ****** maintenance of the *** (*) processors (**% fee per *********)
9.CSG Data Publisher
a.Vantage Edition Maintenance Fees
b.File Edition Maintenance Fees-Initial Data Publisher Objects
c.File Edition Maintenance Fees-Additional Data Publisher Objects (per ******)
10.E911 Enhancement ****** Support
11.StatHub Support and Maintenance
12.Event Manager for up to ***** ******* (*********) Customer subscribers - Access Maintenance and Support
13.AOI API Maintenance
14.Custom DNIS AOI Solution - Maintenance Services

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Product/Service Description*
15.WFX Penguin API Support and Maintenance
16.Upgrade to Direct Connection - Maintenance and Support

*   For avoidance of doubt, the ****** fee amount applicable to the above identified Product and/or Service will be divided by ****** (**) to arrive at the applicable ******* fee amount.  Notwithstanding the foregoing, ACSR (Web Enabled) Facilities Management (per ****) will be divided by ***** (*) to arrive at the applicable ******* fee.

2.    CSG and Customer agree that the “Frequency,” as identified in fee tables in Schedule F of the Agreement, of invoicing for the following Products and Services identified in Schedule F of the Agreement will, as of the Effective Date herein (defined above), be changed from invoicing on a quarterly basis to invoicing on a monthly basis:

Product/Service Description**
1.ACSR (Web-Enabled) Facilities Management (per ****)

** For avoidance of doubt, the ********* fee amount applicable to the above identified Product and/or Service will be divided by ***** (*) to arrive at the applicable ******* fee.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP, Billing Strategy & Ops	Title: SVP, General Counsel & Secretary
Name: Mike Ciszek	Name: Gregory L. Cannon
Date: 4/20/18	Date: Apr 20, 2018